Supplement dated January 13, 2009 to the prospectus dated February 1, 2008 of:

Seligman Colorado Fund, Seligman Georgia Fund, Seligman Louisiana Fund, Seligman
  Maryland Fund, Seligman Massachusetts Fund, Seligman Michigan Fund, Seligman
   Missouri Fund, Seligman Ohio Fund, Seligman Oregon Fund and Seligman South
     Carolina Fund, each a series of Seligman Municipal Fund Series, Inc.;

 Seligman Florida Municipal Series and Seligman North Carolina Municipal Series,
                each a series of Seligman Municipal Series Trust;

                  Seligman New Jersey Municipal Fund, Inc.; and

                   Seligman Pennsylvania Municipal Fund Series

                    (each a "Fund" and together, the "Funds")

This supplement supersedes and replaces the supplement filed earlier today, January 13, 2009 with the Securities and Exchange Commission.

On January 8, 2009, each Fund's Board of Directors/Trustees approved in principle the merger of such Fund into Seligman National Fund, a series of Seligman Municipal Fund Series, Inc. Seligman National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. More information about the Seligman National Fund and the proposed mergers will be included in proxy materials.

Completion of each merger is subject to approval by shareholders of the applicable Fund. It is currently anticipated that proxy materials regarding each merger will be distributed to shareholders of the Funds during the first or second quarter of 2009, and that a meeting of shareholders to consider each merger will be scheduled for the second quarter of 2009.